UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2008

                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

          California                  0-11113                  95-3673456
 (State or other jurisdiction       (Commission             (I.R.S. Employer
       of incorporation)           File Number)            Identification No.)


     1021 Anacapa Street, Santa Barbara, CA                  93101
    (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


1. Approval and Adoption of New Management Retention Plan

On February 13, 2008, the Board of Directors of the Pacific Capital Bancorp (the "Company"), upon the recommendation of the Compensation Committee, approved and adopted the Management Retention Plan (the "Plan"). This plan replaces a management retention plan that was adopted by the Company on November 24, 1998. The Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, is intended to provide benefits to Participants should their employment end, under certain circumstances, during the two years after a Change of Control of the Company (as defined in the Plan).

Highlights of the Plan are as follows:

Eligible Participants Executive Vice Presidents and Senior Vice Presidents and any other individuals granted eligibility by the Compensation Committee of the Board) are eligible for benefits under the Plan.

The President and CEO, who is covered by an Employment Agreement (see Paragraph 2 below), is not eligible to participate in the Plan. The four other highest paid executive officers of the Company are also eligible to participate in the Plan.

Severance Payment Amount. For eligible employees, the Severance Payment is calculated by multiplying the Severance Payment Percentage based on the employee's position at the time of his or her termination of employment times the employee's Average Annual Compensation.

Position                                            Severance Payment Percentage
--------                                            ----------------------------
Executive Vice President                                        200%
Senior Vice President                                           100%
*Any Other Employees
Selected by The Compensation Committee for Participation        100%

Tax Gross-Up. No gross-up payments for excise taxes shall be paid to a participant.

Nonqualified Deferred Compensation. Any payment to be made under the Plan is considered nonqualified deferred compensation subject to Section 409A of the Code and otherwise would be made within six months following a Participant's termination of employment to such Participant who is a "specified employee" as defined for purposes of Code Section 409A, then such payment shall be delayed and paid no earlier than the first day of the seventh calendar month following such termination of employment.

Covenant Not to Compete. The Plan provides for a covenant by Executive Vice Presidents not to compete or solicit for one year after termination and for a covenant by Senior Vice Presidents not to solicit for one year after termination.


2. Approval of Amendment to Employment Agreement between George Leis and the Company

On February 13, 2008 the Board of Directors of Pacific Capital Bancorp (the "Company") , upon the recommendation of the Compensation Committee, approved the adoption of the First Amendment to the Employment Agreement between the Company and George S. Leis, President and CEO (the "Amendment"). Mr. Leis and the company entered in to an Employment Agreement upon his promotion to President and Chief Executive Officer on April 2, 2007. The Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The Amendment provides for the following revisions to Mr. Leis' original agreement with the Company, dated April 2, 2007:

Payments upon a Change in Control. The amended Agreement provide for payments to Mr. Leis upon a "Change in Control" in the following manner:

     o Increase the severance payment from two times his average base salary and bonus over the last two years to three times his average base salary and bonus over the last three years;

     o Replaces the existing definition of "Change of Control" with the Change of Control provision in the new Management Retention Plan, that is described in the above.

Tax Gross-up provision. The agreement provides that Mr. Leis would be eligible to receive a "gross-up" in the event that his total payments under the Employment Agreement were reduced by the Excise Tax imposed by Section 4999 of the Internal Revenue Code.

Covenant Not to Compete or Solicit. The Amended Agreement provides for an increase in the period covered by Mr. Leis' covenant not to compete or solicit from one year after termination to two years after termination.

3.  Approval of 2008 High Performance Incentive Plan design.

In August 2007, the Company filed an 8-K disclosing the adoption of the 2007 Performance Based Incentive Plan (the "Incentive Plan"). On February 13, 2008, the Board of Directors of the Company, upon the recommendation of the Compensation Committee, approved certain revisions to the Incentive Plan design for 2008.

PLAN DESIGN

     The Incentive Plan design incorporates a tiered approach with annual cash incentive awards that are linked to the achievement of pre-defined performance objectives. The incentive ranges (as a percent of the participant's eligible salary) are designed to provide market competitive payouts for the achievement of minimum, target and maximum performance objectives. The table below illustrates the basic Plan design that will be used. Adjustments will be made to the Incentive Award Opportunities and
     Performance   Objectives  based  on  the  Participant's  level  within  the organization and title. Each plan year, the basic Plan design, Incentive Award Opportunities and Performance Objectives shall be approved by both the Compensation Committee and the Board of Directors. The Incentive Award Opportunities and associated weighting of the Performance Objectives for Plan participants for fiscal 2008 are detailed in the table below.


---------------------------------------------------------------------------------------------------------------
  Tier     Officers Included           Incentive Award Opportunities              Performance Objectives
                                            (Percent of Salary)                        (Weighting)
                                 ------------------------------------------- ----------------------------------
                                    Minimum        Target        Maximum        Company      Dept/Individual
--------- ---------------------- ------------- -------------- -------------- ------------- --------------------
    I       CEO                        0%            75%          150%           100%               0%
--------- ---------------------- ------------- -------------- -------------- ------------- --------------------
    II      Named Executive
            Officers                   0%            50%          100%         50% - 75%        25% - 50%
--------- ---------------------- ------------- -------------- -------------- ------------- --------------------
    III     Key Exempt
            Officers                   0%         15%- 25%      30% - 50%      25% - 50%        50% - 75%
---------------------------------------------------------------------------------------------------------------


AWARD CALCULATION AND PAYMENT

     Payouts will be determined based on a combination of Company Performance, department or individual performance.

     The actual award payouts will be calculated using a ratable approach, where award payouts are calculated as a proportion of minimum, target and maximum award opportunities. Awards are then paid out as a special payment, less any applicable tax withholdings, within two and one half months following the fiscal year-end.

     The awards granted and payments made to Covered Employees under this Incentive Plan are intended to qualify as performance-based compensation under Section 162(m). The company intends to seek shareowner approval for the 2008 Performance Based Annual Incentive Compensation Plan at its 2008 Annual Meeting of Shareowners.





Item 9.01      Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.     Description
-----------    --------------------------------------------------
10.1            Management Retention Plan dated February 13, 2008

10.2 First Amendment to Employment Agreement dated February 13, 2008 between Pacific Capital Bancorp, Pacific Capital Bank, N.A., and George S. Leis




                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                PACIFIC CAPITAL BANCORP

Date:  February 20, 2008                        By: /s/ Frederick W. Clough
                                                    ----------------------------
                                                        Frederick W. Clough
                                                        Executive Vice President